UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

CALPINE CORPORATION

(A Delaware Corporation)

Commission File Number: 001-12079

I.R.S. Employer Identification No. 77-0212977

50 West San Fernando Street

San Jose, California 95113

Telephone: (408) 995-5115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1 reporting financial and operating results for the quarter and nine months ended September 30, 2004.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

	Exhibit	Description

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Date: November 5, 2004		Senior Vice President and Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release